Exhibit 10(a)

                         Consent of Edwin L. Kerr, Esq.

To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-78761) filed by PHL Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.


                                               Very truly yours,


Dated:      April 28, 2000                     /s/ Edwin L. Kerr
                                               -----------------

                                               Edwin L. Kerr, Counsel
                                               PHL Variable Insurance Company